SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2009 (December 31, 2009)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7575 W. Jefferson Blvd., Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

Steel Dynamics, Inc. has completed an Automatic Exchange of $500,000,000 principal amount of its restricted 7¾% Senior Notes, due April 15, 2016, CUSIP number 858119 AL4 and CUSIP number U85795 AE9, for a like principal amount of its unrestricted 7¾% Senior Notes, due April 15, 2016, CUSIP number 858119 AN0, ISIN: US858119 AND2.

The Automatic Exchange is effective December 31, 2009.

Pursuant to Rule 144(b)(1) of the Securities Act of 1933, and the Automatic Exchange effected pursuant thereto, no penalty interest will be payable or paid from and after the Automatic Exchange effective date of December 31, 2009.

As a consequence of the Automatic Exchange, the company is filing a request with the Securities and Exchange Commission for authority to withdraw its Form S-4 Exchange Offer Registration Statement relating to the same restricted notes, SEC File No. 333-158613.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

STEEL DYNAMICS, INC.

/s/ Richard A. Poinsatte
Date: December 31, 2009	By:	Richard A. Poinsatte
	Title:	Vice President and Treasurer